16. Defined Contribution 401(k) Savings Plan (December 2014 note)	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
16. Defined Contribution 401(k) Savings Plan

Substantially all employees are eligible to participate in the Company’s 401(k) Savings Plan (the “Savings Plan”). Employees may make pre-tax voluntary contributions to their individual accounts up to a maximum of 50% of their aggregate compensation, but not more than currently allowable Internal Revenue Service limitations. Employee participants in the Savings Plan may allocate their account balances among 14 different funds available through a third party custodian. The Savings Plan does not require the Company to match employee contributions, but does permit the Company to make discretionary contributions. No discretionary contributions have been made.